UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2015

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 14, 2015, the Board of Directors (the “Board”) of Flowserve Corporation (the “Company”) voted to amend the Company’s By-Laws to implement “proxy access” (allowing eligible shareholders to include their own nominees for director in the Company’s proxy materials along with Board-nominated nominees) and make certain other conforming and related technical changes. The proxy access process will first be available to shareholders in connection with the Company’s 2017 annual meeting of shareholders.

The proxy access provisions of the amended By-Laws (the “Proxy Access Provisions”) are primarily set forth in a new Section 9 to Article I of the By-Laws. The Proxy Access Provisions permit a shareholder, or group of twenty or fewer shareholders (with funds having specified relationships constituting a single shareholder), owning shares of the Company representing an aggregate of at least 5% of the voting power entitled to vote in the election of directors and having owned such shares continuously for at least three years, to nominate and include in the Company’s annual meeting proxy materials a number of director nominees not to exceed the greater of two or 20% of the current Board members (rounded down to the nearest whole number). Such nominations are subject to additional eligibility, procedural and disclosure requirements set forth in the By-Laws, including the requirement that the Company must receive notice of such nominations not less than 120 days nor more than 150 days prior to the first anniversary of the date on which the Company mailed its proxy statement for the preceding year’s annual meeting of shareholders.

In addition, the By-Laws were amended to provide certain clarifications, updates and conforming changes to the requirements for advance notice of shareholder business and shareholder nominations of directors. The By-Laws were also amended to designate New York and Texas as the exclusive forums for certain internal corporate claims (such as claims of breach of fiduciary duty and derivative suits), unless the Company agrees to a different forum.

The foregoing description of the amendments contained in the By-Laws is qualified in its entirety by reference to the full text of, and should be read in conjunction with, the By-Laws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhiıbits.

Exhibit No.	Description

3.1	Flowserve Corporation By-Laws, as amended and restated effective December 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: December 15, 2015	By:	/s/ CAREY A. O’CONNOR
Carey A. O’Connor
Senior Vice President, Secretary and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Flowserve Corporation By-Laws, as amended and restated effective December 14, 2015.